

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                                     WFMBS MORTGAGE LOAN POOL
                                10-YEAR THROUGH 15-YEAR FIXED RATE
                                     NON-RELOCATION MORTGAGES
                                       WFMBS SERIES 2001-08
                                      POOL PROFILE (2/9/2001)

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

                                              --------------------           ----------------------
                                                      BID                          TOLERANCE
                                              --------------------           ----------------------

      AGGREGATE PRINCIPAL BALANCE                    $200,000,000                      (+/- 5.00%)

      MORTGAGE LOAN CUTOFF DATE                          1-Mar-01
      INTEREST RATE RANGE                        6.000% - 10.500%
      GROSS WAC                                             7.80%                     (+/- 5 Bps%)
      WEIGHTED AVERAGE SERVICE FEE                         25 bps
      MASTER SERVICING FEE                                1.7 bps
      WAM (in months)                                         176                    (+/- 2 month)

      WALTV                                                   68%                    (maximum 80%)

      CALIFORNIA %                                            20%                    (maximum 25%)
      SINGLE LARGEST ZIP CODE CONCENTRATION                    2%                    (maximum  5%)

      AVERAGE LOAN BALANCE                               $395,000               (maximum $405,000)
      LARGEST INDIVIDUAL LOAN BALANCE                  $1,400,000             (maximum $2,000,000)

      CASH-OUT REFINANCE %                                    20%                   (maximum  25%)

      PRIMARY RESIDENCE %                                     95%                    (minimum 85%)

      SINGLE-FAMILY DETACHED %                                90%                    (minimum 80%)

      FULL DOCUMENTATION %                                    80%                    (minimum 70%)

      PREPAYMENT PENALTY %                                     0%                     (maximum 3%)

      UNINSURED > 80% LTV %                                    2%                     (maximum 3%)

      TEMPORARY BUYDOWNS                                       1%                    (maximum  3%)



  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
--------------------------------------------------------------------------------

(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

--------------------------------------------------------------------------------


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                                      WFMBS MORTGAGE LOAN POOL
                                 10-YEAR THROUGH 15-YEAR FIXED RATE
                                      NON-RELOCATION MORTGAGES
                                        WFMBS SERIES 2001-08
                                         PRICING INFORMATION
----------------------------------------------------------------------------------------------------


      RATING AGENCIES                                   TBD by Wells Fargo

      PASS THRU RATE                                                 6.75%

      ASSUMED SIZE OF PRINCIPAL ONLY CLASS                           0.20%

      PRICING DATE                                                     TBD

      FINAL STRUCTURE DUE DATE                                   12-Mar-01                  9:00 AM

      SETTLEMENT DATE                                            30-Mar-01

      ASSUMED SUB LEVELS                                               AAA           2.250%
                                                                        AA             TBD
                                                                         A             TBD
                                                                       BBB             TBD
                                                                        BB             TBD
                                                                         B             TBD

                                                        Note:  AAA Class will be rated by two rating agencies.
                                                        AA through B Classes will be rated by one rating agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

*  THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-08. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

WFMBS CONTACTS                                         Brad Davis (301) 846-8009
                                                      Lori Maller (301) 846-8185